Thornburg Value Fund
Semi-Annual Report
March 31, 1997

Dear Fellow Shareholders:

The total returns for the Thornburg Value Fund for periods ended March 31, 1997 is shown in the table below.









Results since inception and thus far in the fiscal year have been good, but returns in the quarter just ended were slightly negative. Positive returns from stocks such as Walmart, Allstate, and Haven Bancorp were offset by the poor performance of Chrysler, AT&T and Telecom Corp of New Zealand, for example. While the latter issues have been weak recently, each, we believe, is a strong company and will continue to prosper. Current valuations reflect modest expectations of future success.

During the quarter, the following new stocks were added to the portfolio:

Schering-Plough             Occidental Petroleum
DSM                         Marsh & McLennan
Abraxas Petroleum           Novell
Office Max                  Owens Corning
Spectrum Holobyte           VP Banks
Chrysler                    AT&T

While the number of new names in the portfolio is significant, they are replacements for successful investments which reached target price levels and were therefore sold. In addition, two stocks (Terra Industries and Kaufel Group) did not develop fundamentally as expected and were therefore eliminated from the portfolio.

The attributes of the Fund remain conservative with a weighted average price to earnings ratio of under 14 times, price to book of 3.2 times and a portfolio yield of 2.8%*

Several stocks added to the portfolio may be unfamiliar, so a brief description and our investment thesis is summarized below:

DSM N.V. (3.61%) is a Netherlands based commodity chemical producer. It is a low cost producer of ethylene and derivative products. Almost half of revenues are plastics related (polyethylene, polypropylene, ABS, MTBE) with fiber chemicals (caprolactam for nylon and acrylonitrile for acyrlics) and coatings making up the bulk of the rest of revenues. Chemicals for the pharmaceutical industry is intended to grow in importance. Over 10% of operating profits are generated from local energy investments. Because of slow economic activity in Europe, there is little expectation of earnings progress for DSM currently. At some point, the economies in Europe will rebound and when they do, DSM will be a leveraged beneficiary. At current prices, the stock is selling at only a 30% premium to book value, 3.2 times cash flow and 7.2 times earnings. Comparable valuation of U.S. and German companies in the same businesses are considerably higher. The stock yields 4.5% and we judge the wait for the turnaround in Europe will not be long.

ABRAXAS PETROLEUM (1.44%) is a small oil and gas producer (65% gas) with a creditable record of growth through acquisition. This young company's philosophy centers on using financial leverage to acquire known producing properties with exploitable potential, being the field operator so costs can be controlled, and reducing leverage as acquisitions prove their worth. Four acquisitions in late 1996 have dramatically increased total assets as well as financial leverage. Increased production and reserves from 1993 and 1994 acquisitions and exploitation of the recent acquisitions are altering the potential for Abraxas. Given the high leverage and sensitivity to gas prices, man agement is using contract prices and hedges on production sufficient to cover interest costs and capital expenditures. Production will rise again in 1997 and could exceed the 14,000 barrels of oil equivalent (BOE) per day exit rate of 1996. This would be up from 10,000 BOE in the fourth quarter and a 4,880 BOE average for full year 1996. At current prices, Abraxas is selling at less than 1 times next years expected revenues, less than 6 times 1996 cash flow and less than 3 times expected 1997 cash flow.

MARSH & MCLENNAN COMPANIES (4.43%) is known as a major insurance broker with opera tions worldwide. Subsidiaries include Mercer Consulting, a billion dollar in revenue human resource consultant and Putnam Mutual Funds. This later operation has been the prime source of recent earnings growth and now accounts for almost 50% of operating income. Acquired by Marsh McLennan in 1970 when it had $2 billion in assets under management, Putnam has become an industry leader with almost $200 billion in assets under management and accounted for 10% of industry net sales of mutual funds in 1996. Top quality mutual fund managers are being acquired at over 3% of assets under management and, on this basis, Putnam would be worth $6 billion. At the time of this writing, Marsh & McLennan's total capitalization of $9.9 billion, would imply a value for the the rest of the company of only $3.9 billion, about 1.4 times its insurance and consulting revenue. This is well below industry norms.

NOVELL, INC (2.27%) is the leading provider of computer software used to enable different size and types of computers to operate with each other in a network. Revenue growth has stalled as Microsoft's success with "Windows" and "Windows NT supplanted much of Novell's local area network proprietary functionality. Novell is still the leader in complex networks, however, and possesses valuable experience and expertise in providing the software necessary to manage networks on a global basis. New management will attempt to parlay Novell's expertise into a resumption of revenue and earnings growth by offering software solutions that complement Microsoft "NT" as much as compete with it. Implementation will take some time. Few view Novell's chances optimistically, but with the stock modestly valued at 1.7 times book value and with over $1.1 billion in cash and little debt, improvement or no, Novell's expertise is valuable.

VERVALTUNGS-UND PRIVAT-BANK (0.58%) is an international bank specializing in private banking for high net worth individuals. Based in Liechtenstein, earnings are driven by the growth in custodian trust assets, which in 1996 rose 27%. Although discretionary investment responsibili ties apply to only a small portion of the Sfr 19 billion under management, fee income averages over 50 basis points. Lending, less than 25% of assets, focuses on inter-bank loans and cus tomer accommodation and is highly reserved. Currently valued at less than 10 times earnings and offering a 2% plus yield on a low payout dividend that has grown at 9% over the past 5 years, the stock appears to offer minimal risk. VP Bank is a beneficiary of continued demand for tax advantaged, politically and currency secure, private money management services.

We expect these holdings to produce excellent returns going forward. In addition, recent market volatility has provided a excellent opportunity to add to some of our favorite existing holdings at very attractive prices. While the market in general may appear richly valued near new highs (at this writing), we believe the risk in our portfolio is well controlled and the possibility for appreciation remains substantial.

On March
24, 1997 the Fund distributed an income dividend for the quarter of $0.037 per Class A share and
$0.012 per class C share.

 Thank you for your continuing trust and confidence.


Respectfully,



William V. Fries, CFA
                                                            Portfolio Manager

Past performance is no guarantee of future results and your shares, when redeemed, may be worth more or less than their original cost. Maximum sales charge for the Thornburg Value Fund- Class A Shares is 4.50%.

oThe holdings listed are only current as of 3-31-97. They can and do vary over time.
oThe holdings are listed according to their dollar-weighted market value.
oThe report above does not purport to be a complete description of the securities, markets or developments referred to herein. All expressions of opinion reflect the judgement of the firm at this date and are subject to change. Information has been obtained from sources considered reliable but we do not guarantee that the foregoing report is accurate or complete. Thornburg Management Company, its affiliates , officers, directors, employees and/or agents may have or may in the future execute transactions in the securities mentioned in this report, which tranasactions may not be consistent with this report's conclusions.


s t a t e m e n t  o f  a s s e t s  a n d  l i a b i l i t i e s

Thornburg Value Fund
March 31, 1997
(unaudited)

ASSETS

Investments, at value (cost $40,512,058)                  $42,218,746
Cash                                                           77,159
Receivable for fund shares sold                               627,992
Dividend receivable                                            80,919
Prepaid expenses and other assets                              42,029

TOTAL ASSETS                                               43,046,845
LIABILITIES

Payable for securities purchased                              959,426
Payable for fund shares redeemed                                6,185
Unrealized loss on forward exchange contracts (Note 6)         19,919
Accounts payable and accrued expenses                          61,021

TOTAL LIABILITIES                                           1,046,551

NET ASSETS                                                $42,000,294

NET ASSETS CONSIST OF:
Undistributed net investment Income                       $     4,595
Net unrealized appreciation                                 1,687,596
Accumulated net realized gain                               1,581,217
Net capital paid in on shares of beneficial interest       38,726,886

                                                          $42,000,294

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($37,996,837 applicable to 2,443,193 shares of beneficial
interest outstanding - Note 4)                            $     15.55

Maximum sales charge, 4.50% of offering
price (4.68% of net asset value per share)                        .73

Maximum Offering Price Per Share                          $     16.28
Class C Shares:
Net asset value and offering price per share*
($4,003,457 applicable to 257,509 shares of beneficial
interest outstanding - Note 4)                            $     15.55

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

s t a t e m e n t o f o p e r a t i o n s

Thornburg Value Fund

Six Months Ended March 31, 1997
(unaudited)

INVESTMENT INCOME
Dividend income (net of foreign taxes witheld
of $9,093)                                                     $392,708
Interest income                                                  33,044

TOTAL INCOME                                                    425,752

EXPENSES
Investment advisory fees (Note 3)                               124,488
Administration fees (Note 3)
Class A Shares                                                   16,238
Class C Shares                                                    1,546
Distribution and service fees (Note 3)
Class A Shares                                                   32,476
Class C Shares                                                   12,366
Transfer agent fees                                              19,673
Registration & filing fees                                       14,807
Custodian fees                                                   13,712
Professional fees                                                 8,154
Other expenses                                                    8,990

TOTAL EXPENSES                                                  252,450
Less:
Expenses deferred by investment adviser                          (5,673)

NET EXPENSES                                                    246,777

NET INVESTMENT INCOME                                           178,975


REALIZED AND UNREALIZED GAIN - NOTE 5 Net realized gain on:
Investments                                                   1,570,230
Foreign currency transactions                                     8,473

                                                              1,578,703
Net unrealized depreciation on:
Investments                                                    (340,433)
Foreign currency translation                                    (19,092)

                                                               (359,525)
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                                           1,219,178

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                              $1,398,153


See notes to financial statements.

s t a t e m e n t s  o f  c h a n g e s  i n  n e t  a s s e t s

Thornburg Value Fund

SIX MONTHS ENDED MARCH 31, 1997
(UNUADITED)
                                            SIX MONTHS              YEAR ENDED
                                    ENDED MARCH 31, 1997     SEPTEMBER 30, 1996
------------                            ---------------    ------------------
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
NET INVESTMENT INCOME                         $178,975            $256,572
NET REALIZED GAIN ON
INVESTMENTS SOLD                             1,578,703             504,465

INCREASE (DECREASE) IN UNREALIZED
APPRECIATION                                  (359,525)          2,047,121

            NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                    1,398,153           2,808,158
DIVIDENDS TO SHAREHOLDERS:
From net investment
income
  Class A Shares                              (162,213)           (248,181)
  Class C Shares                                (7,170)            (13,388)

 Distributions from capital gains
  Class A Shares                              (467,203)                 --
  Class C Shares                               (34,748)                 --

FUND SHARE TRANSACTIONS - (Note 4)
  Class A Shares                            21,864,478          13,093,231
  Class C Shares                             2,704,145           1,065,032

NET INCREASE IN NET ASSETS                  25,295,442          16,704,852

NET ASSETS:

            Beginning of period             16,704,852                  --

            End of period                  $42,000,294         $16,704,852

See notes to financial statements.

n o t e s   t o  f i n a n c i a l  s t a t e m e n t s

Thornburg Value Fund

Note 1 - ORGANIZATION
Thornburg Value Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing five series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund and Thornburg Florida Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administration fees and certain transfer agent expenses.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date.


Deferred Expenses: Organizational expenses were deferred and are being amortized on a straight-line basis over a 60-month period.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ending March 31, 1997, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Fund. Also, the Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares.

In the event normal operating expenses of the Fund, exclusive of brokerage commissions, taxes, interest, and extraordinary expenses, exceed the limits prescribed by any state in which the Fund's shares are qualified for sale, the Adviser will reimburse the Fund for such excess. No such reimbursement was required as a result of this limitation. For the six months ended March 31, 1997, the Adviser deferred certain operating expenses amounting to $5,673. These expenses may be repaid to the Adviser by the Fund, however such repayment will depend upon the overall level of the Fund's expenses for the entire fiscal year ending September 30, 1997.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ended March 31, 1997, the Distributor earned commissions aggregating $49,251 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $401 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser amounts not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund's Class C shares, under which the Trust can compensate the Distributor for services in promoting the sale of Class C shares at an annual rate of up to 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution plans for the six months ended March 31, 1997 are set forth in the statement of operations.

Certain officers and directors of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated directors of the Trust is borne by the Trust.

Note 4 - SHARES OF BENEFICIAL INTEREST:


At March 31, 1997, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $38,726,886. Transactions in shares of beneficial interest were as follows:

                                 Six Months Ended                 Year Ended
                                   March 31,1997             September 30, 1996

Class A Shares                 Shares       Amount         Shares         Amount

Shares sold                 1,445,099   $ 22,949,840   1,135,471   $ 14,003,507
Shares issued to shareholders
in reinvestment of
distributions                  40,432        608,002      17,592        236,260
Shares repurchased           (107,154)    (1,693,364)    (88,247)    (1,146,536)

Net Increase                1,378,377   $ 21,864,478   1,064,816   $ 13,093,231

Class C Shares

Shares sold                   175,813   $  2,788,452      91,439   $  1,120,838
Shares issued to shareholders
in reinvestment of
distributions                   2,442         36,790         826         11,016
Shares repurchased             (8,067)      (121,097)     (4,944)       (66,822)

Net Increase                  170,188   $  2,704,145      87,321   $  1,065,032


Note 5 - SECURITIES TRANSACTIONS

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $33,985,553 and $11,323,689, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 1997, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $3,120,995 and $1,433,398 respectively.




n o t e s  t o  f i n a n c i a l  s t a t e m e n t s  (continued)

Note 6 - Financial Instruments with Off-Balance Sheet Risk:

During the six months ended March 31,1997, the Fund was a party to financial instruments with off-balance sheet risks, primarily forward exchange contracts. These contracts are purchased in order to minimize the risk to the Fund with respect to it's foreign currency holdings from adverse changes in the relationship between the U.S. dollar, foreign currencies and interest rates. These contracts are typically initiated in conjunction with a foreign stock purchase. These instruments involve market risks in excess of the amount recognized on the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. The contract amounts indicate the extent of the Funds' involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date.

At March 31,1997, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. These contracts are reported in the financial statements at each Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.


Contracts to sell:

1,875,000  Dutch guilders for 1,000,000 U.S. dollars,
 December 12, 1997                                                     $14,336
  897,000  Dutch guilders for 480,000 U.S. dollars,
 December 12,1997                                                        5,583

Unrealizied loss from forward exchange contract                        $19,919






































f i n a n c i a l   h i g h l i g h t s

Thornburg Value Fund

Per share operating performance
(for a share outstanding
throughout the period)

                                         Six Months Ended          Year Ended
                                           March 31,1997    September 30,1996(a)

Class of Shares:                            A          C         A         C

Net asset value, beginning of year       $14.50    $14.51     $11.94   $11.94
Income from investment operations:
     Net investment income                  .09       .04        .28      .18
     Net realized and unrealized
     gain on investments                   1.42      1.41       2.56     2.57
Total from investment operations           1.51      1.45       2.84     2.75
Less dividends from:
     Net investment income                 (.09)     (.04)      (.28)    (.18)
     Capital gains distributions           (.37)     (.37)       --         --
Change in net asset value                  1.05      1.04       2.56     2.57

Net asset value, end of period           $15.55    $15.55     $14.50   $14.51

Total return (b)                          10.51%    10.12%    24.02%    23.20%

Ratios/Supplemental Data Ratios to average net assets:
     Net investment income               1.32%(c)  .58%(c)     2.48%      1.73%
     Expenses, after expense reductions  1.72%(c) 2.52%(c)     1.55%      2.30%
     Expenses, before expense reductions 1.72%(c) 3.18%(c)     2.16%      6.51%

Portfolio turnover rate                  42.26%  42.26%     59.62%     59.62%

Average Commission Rate Per Share         $.046   $.046       $.062     $.062

Net assets
     at end of period (000)             $37,997    $4,003    $15,438   $1,267


(a) Fund commenced operations on October 1, 1995.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)    Annualized

s c h e d u l e  o f   i n v e s t m e n t s

Thornburg Value Fund

March 31, 1997  CUSIPS:  Class A - 885-215-731, 885-215-715  NASDAQ
Symbols: Class A - TVAFX, Class C - TVCFX (Proposed)

STOCKS - 94.43%


                                                     Shares         Value
AUTOS (2.34%)
Chrysler Corpora                                    33,000         $990,000

BIOTECHNOLOGY (2.13%)
Genzyme Corporat                                    40,000         900,000

BUILDING MATERIALS (2.38%)
Owens Corning                                       25,000         1,006,250

CAPITAL EQUIPMENT (2.55%)
Cummins Engine,                                     21,000         1,076,250

CHEMICALS (3.59%)
DSM N.V.                                            15,000         1,514,796

PHARMACEUTICALS (3.45%)
Schering Plough                                     20,000         1,455,000

ENERGY (12.64%)
Abraxas Petroleu                                    55,000         604,141
Atlantic Richfie                                    10,000         1,350,000
Elf Aquitiane SA                                    25,000         1,231,250
Gulf Canada Reso                                   125,000         921,875
Occidental Petro                                    50,000         1,231,250

FINANCIAL INSTITUTIONS (10.94%)
Commonwealth Ban                                    30,000         453,750
First Colorado B                                    30,000         502,500
Haven Bancorp, I                                    50,000         1,606,250
J.P. Morgan     and Company, Inc. ................  10,000         982,500
Ocean Financial                                     30,000         830,625
Verwaltungs und                                        180         241,418

INVESTMENT MANAGEMENT (11.77%)
John Nuveen & Co                                    40,000         1,185,000
Marsh McLennan C                                    16,400         1,857,300
Oppenheimer Capi                                    20,000         660,000
Raymond James Fi                                    40,000         1,265,000

MAINTENANCE PRODUCTS (2.79%)
RPM, Inc.                                           71,000         1,180,375


                                                   Shares            Value
REAL ESTATE INVESTMENT TRUSTS (8.61%)
Capstead Mortgag                                    51,450         1,048,294
JDN Realty Corpo                                    60,000         1,627,500
Sun Communities                                     30,000         960,000

RETAIL (9.15%)
Office Max, Inc.                                    90,000         1,170,000
Sears, Roebuck &                                    30,000         1,507,500
Wal-Mart Stores,                                    42,500         1,184,687
SERVICES (3.15%)
Host Marriott Se                                   150,000         1,331,250

TECHNOLOGY (11.44%)
Compaq Computer                                     20,000         1,532,500
EMC Corporation+                                    20,000         710,000
International Bu                                     6,000         824,250
Novell Inc.+                                       100,000         950,000
Premenos Technol                                    30,000         187,500
Spectrum Holobyt                                   100,000         625,000

TELEPHONE UTILITIES (7.50%)
American Telegra                                    40,000         1,390,000
Telecom Corporat                                    25,000         1,775,000


TOTAL COMMON STO                                                  39,869,011

Principal
 Amount
COMMERCIAL PAPER - 5.57%
AIG Funding, 5.7                                 1,000,000         1,000,000
American Telegra                                 1,000,000         999,848
Ford Motor Credi                                   350,000         349,887

TOTAL COMMERCIAL                                                   2,349,735

TOTAL INVESTMENT$                                                  42,218,746

*Cost is the same for Federal income tax purposes.
  See notes to financial statements.